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                                                                  EXHIBIT 4.1
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                                   INDENTURE



                           Dated as of June __, 1997




                                 by and between



                              MCA FINANCIAL CORP.
                                (the "Company")



                                      and



                           FIRST UNION NATIONAL BANK
                                (the "Trustee")



                                  relating to



                                  $20,000,000



           __% Subordinated Debentures, Series 1997, Due June 1, 2003




================================================================================

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                               TABLE OF CONTENTS


                                 ARTICLE ONE
                     Definitions and Other Provisions of
                             General Application


Section 1.01.  Definitions..............................................  1
Section 1.02.  Compliance Certificates and Opinions.....................  5
Section 1.03.  Form of Documents Delivered to Trustee...................  6
Section 1.04.  Acts of Debentureholders.................................  6
Section 1.05.  Notices, etc., to Trustee and Company....................  7
Section 1.06.  Notices to Debentureholders; Waiver......................  7
Section 1.07   Record Date for Action by Debentureholders...............  7
Section 1.08   Communications by Holders with Other Holders.............  8
Section 1.09   Affiliates of Company Exempt from Individual Liability...  8
Section 1.10   Payments Due on Saturdays, Sundays and Holidays..........  8
Section 1.11   Provisions Required by TIA to Control....................  9
Section 1.12   Counterparts.............................................  9
Section 1.13.  Effect of Headings and Table of Contents.................  9
Section 1.14.  Successors and Assigns...................................  9
Section 1.15.  Separability Clause......................................  9


                                 ARTICLE TWO
                               Debenture Forms

Section 2.01.  Forms Generally..........................................  9
Section 2.02.  Title and Terms..........................................  9
Section 2.03.  Denominations............................................ 10
Section 2.04.  Execution, Authentication and Delivery and Dating........ 10
Section 2.05.  Temporary Debentures..................................... 10
Section 2.06.  Registration, Transfer and Exchange...................... 11
Section 2.07.  Mutilated, Destroyed, Lost and Stolen Debentures......... 11
Section 2.08.  Payment of Interest; Interest Rights Preserved........... 12
Section 2.09.  Persons Deemed Owners.................................... 13
Section 2.10.  Cancellation............................................. 13
Section 2.11.  Authentication and Delivery of Original Issue............ 14
Section 2.12.  Computation of Interest.................................. 14


                                ARTICLE THREE
                                 Redemption

Section 3.01.  Optional Redemption...................................... 14
Section 3.02.  Mandatory Redemption..................................... 14
Section 3.03.  Redemption of Debentures................................. 16
Section 3.04.  Debentures Redeemed in Part.............................. 17


                                ARTICLE FOUR
                         Satisfaction and Discharge

Section 4.01.  Satisfaction and Discharge of Indenture.................. 17



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

Section 4.02.  Application of Trust Money..................................................... 18


                                ARTICLE FIVE
                                  Remedies

Section 5.01.  Events of Default.............................................................. 18
Section 5.02.  Acceleration of Maturity; Rescission and Annulment............................. 19
Section 5.03.  Collection of Indebtedness and Suits for Enforcement by Trustee................ 20
Section 5.04.  Trustee May File Proofs of Claim............................................... 20
Section 5.05.  Trustee May Enforce Claims Without Possession of Debentures.................... 21
Section 5.06.  Application of Money Collected................................................. 21
Section 5.07.  Limitation on Suits............................................................ 22
Section 5.08.  Right of Debentureholders to Receive Principal and Interest.................... 22
Section 5.09.  Restoration of Rights and Remedies............................................. 23
Section 5.10.  Rights and Remedies Cumulative................................................. 23
Section 5.11.  Delay or Omission Not Waiver................................................... 23
Section 5.12.  Rights of Holders to Direct Trustee and to Waive Defaults...................... 23
Section 5.13.  Undertaking for Costs.......................................................... 23


                                           ARTICLE SIX
Section 6.01.  Certain Duties and Responsibilities............................................ 24
Section 6.02.  Notice of Defaults............................................................. 25
Section 6.03.  Certain Powers of Trustee...................................................... 25
Section 6.04.  Not Responsible for Recitals or Issuance of Debentures......................... 26
Section 6.05.  May Hold Debentures............................................................ 26
Section 6.06.  Money Held in Trust............................................................ 26
Section 6.07.  Compensation and Indemnity..................................................... 26
Section 6.08.  Eligibility; Disqualification.................................................. 27
Section 6.09.  Resignation and Removal; Appointment of Successor.............................. 27
Section 6.10.  Acceptance of Appointment by Successor......................................... 28
Section 6.11.  Merger, Conversion, Consolidation or Succession to Business.................... 29
Section 6.12.  Preferential Collection of Claims Against Company.............................. 29
Section 6.13.  Reports by the Trustee......................................................... 29
Section 6.14.  Lists of Debentureholders...................................................... 29


                                              ARTICLE SEVEN
                                          Supplemental Indentures

Section 7.01.  Supplemental Indentures Without Consent of Debentureholders.................... 29
Section 7.02.  Supplemental Indentures With Consent of Debentureholders....................... 30
Section 7.03.  Execution of Supplemental Indentures........................................... 31
Section 7.04.  Effect of Supplemental Indentures.............................................. 31
Section 7.05.  Reference in Debentures to Supplemental Indentures............................. 31
Section 7.06.  Effect on Senior Indebtedness.................................................. 31


                                                ARTICLE EIGHT
                                                  Covenants

Section 8.01.  Payment of Principal and Interest.............................................. 31
Section 8.02.  Maintenance of Office or Agency................................................ 31




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

Section 8.03.  Money for Debenture Payments to be Held In Trust............................... 31
Section 8.04.  Payment of Taxes and Other Claims.............................................. 32
Section 8.05.  Company Existence.............................................................. 33
Section 8.06.  Company May Consolidate, etc., Only on Certain Terms........................... 33
Section 8.07.  Restrictions on Dividends, Redemptions, etc.................................... 33
Section 8.08.  Reports by the Company......................................................... 34


                                                           ARTICLE NINE
                                                   Subordination of Debentures


Section 9.01.  Agreement to Subordinate....................................................... 34
Section 9.02.  Distribution on Dissolution, Liquidation and Reorganization.................... 34
Section 9.03.  Payments on Debentures Prohibited During Event of Default
               under Senior Indebtedness...................................................... 34
Section 9.04.  Subrogation.................................................................... 35
Section 9.05.  Obligation of Company Unconditional............................................ 35
Section 9.06.  Payments on Debentures Permitted............................................... 36
Section 9.07.  Effectuation of Subordination by Trustee....................................... 36
Section 9.08.  Knowledge of Trustee........................................................... 36
Section 9.09.  Trustee May Hold Senior Indebtedness........................................... 36
Section 9.10.  Rights of Holders of Senior Indebtedness Not Impaired.......................... 36
Section 9.11.  Rights and Obligations Subject to Power of Court............................... 36

SIGNATURES.................................................................................... 37

Exhibit A - Form of Debenture



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     THIS INDENTURE, dated as of June __, 1997, is made by and between MCA
FINANCIAL CORP., a Michigan corporation, having its principal office at 23999 Northwestern Highway, Southfield, Michigan 48075 (the "Company"), and FIRST UNION NATIONAL BANK, a national banking association having its principal corporate trust office at 765 Broad Street, Newark, New Jersey 07102-1732 (the "Trustee").


                                    RECITALS

     The Company has duly authorized the creation, execution and delivery of its debentures, to be known as its __% Subordinated Debentures, Series 1997, Due June 1, 2003 (hereinafter referred to as the "Debentures"), the amount and terms of which are as hereinafter provided; and, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture.

     All acts and things necessary to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents as a valid indenture and agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Debentures have in all respects been duly authorized, and the Company, in the exercise of the legal right and power vested in it, executes this Indenture and proposes to make, execute, and deliver the Debentures.

     For and in consideration of the premises and the purchase of the Debentures by the Holders thereof, and to secure the observance and performance by the Company of all covenants and obligations expressed or implied herein and in the Debentures, and in consideration of the receipt of proceeds from the issuance and sale of the Debentures, the Company and the Trustee mutually covenant and agree, for the equal and proportionate benefit of all Holders of the Debentures as follows:


                                 ARTICLE ONE
                     Definitions and Other Provisions of
                             General Application


     Section 1.01. Definitions. For all purposes of this Indenture and any indenture supplemental hereto, except as otherwise expressly provided or unless the context otherwise requires:

           (1) all references in this instrument to designated "Articles," "Sections" and other subdivisions are to the designated articles, sections and other subdivisions of this instrument as originally executed. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular article, section or other subdivision;

           (2) the terms defined in this Article have the meaning assigned to them in this Article, and include the plural as well as the singular;

           (3) all other terms used herein which are defined in the TIA, either directly or by reference therein, have the meanings assigned to them therein; and

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           (4)      all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, which, with respect to any computation required or permitted hereunder, shall mean such accounting principles as are generally accepted at the date or time of such computation.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act" when used with respect to any Debentureholder has the meaning specified in Section 1.04.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, which is not a day upon which banking institutions in the City of Charlotte, North Carolina are authorized or required by law to close.

     "Common Equity" means the aggregate amount of the Common Stock, Additional Paid-in Capital and Retained Earnings accounts of the Company, as shown on the audited consolidated balance sheet of the Company at any particular date.

     "Company" means MCA Financial Corp., a Michigan corporation, until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor.

     "Company Request," "Company Order" and "Company Consent" means, respectively, a written request, order or consent signed in the name of the Company by the Chairman of the Board, Vice Chairman of the Board, President, any Executive Vice President, any Senior Vice President or any Vice President, and by the Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Consolidated Net Worth" means, as of the date of any determination thereof, the sum of all capital stock accounts of the Company, net of any treasury stock (valued at its cost to the Company), plus (or minus in the case of a deficit) the surplus and retained earnings of the Company and its consolidated Subsidiaries, all as determined in accordance with generally accepted accounting principles, plus the principal amount of any unsecured Indebtedness of the Company that is, by its terms, expressly subordinate in right of payment to the Debentures.


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     "Date of Issue" as to any Debenture (or portion thereof), means the date of their authentication.

     "Debentureholder" means a Person in whose name a Debenture is registered in the Debenture Register.

     "Debenture Register" and "Debenture Registrar" have the respective meanings specified in Section 2.06.

     "Defaulted Interest" has the meaning specified in Section 2.08.

     "Equity Securities" means shares of any class or classes of stock, or other securities, of the Company, other than debt securities of the Company whether or not such debt securities are convertible into other securities of the Company.

     "Holder" when used with respect to any Debenture means a Debentureholder.

     "Indebtedness" with respect to any Person at any date means and includes all items of indebtedness or liability which, in accordance with generally accepted accounting principles, would be included in determining total liabilities as shown on the balance sheet of such Person at such date, and shall include (i) all indebtedness guaranteed or endorsed (other than for purposes of collection in the ordinary course of business), directly or indirectly, in any manner, by such Person, and contingent obligations of such Person with respect to, or to purchase or otherwise acquire, indebtedness of others, and (ii) all indebtedness secured by any mortgage, lien, pledge, charge or encumbrance upon property owned by such Person, whether or not the indebtedness so secured has been assumed by such Person.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Debentures.

     "MCA" means Mortgage Corporation of America, a Michigan corporation that is a wholly-owned subsidiary of the Company, and it successors and assigns.

     "MCA Mortgage" means MCA Mortgage Corporation, a Michigan corporation that is a wholly-owned subsidiary of the Company, and it successors and assigns.

     "Mandatory Redemption Date" shall have the meaning given to such term in
Section 3.02.

     "Maturity" when used with respect to any Debenture means the date on which the principal of such Debenture becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, Vice Chairman of the Board, the President, any Executive Vice President, any Senior Vice President or any Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Wherever this Indenture requires that an Officers'


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Certificate be signed also by an accountant or other expert, such accountant or other expert, except as otherwise expressly provided in this Indenture, may be in the employ of the Company, but must have been approved by the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may, except as otherwise expressly provided in this Indenture, be counsel for or an employee of the Company, who is acceptable to the Trustee.

     "Outstanding" when used with respect to Debentures means, as of the date of determination, all Debentures theretofore authenticated and delivered under this Indenture, except (a) Debentures theretofore canceled by the Trustee or delivered to the Trustee for cancellation, (b) Debentures for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Debentures and (c) Debentures in exchange for or in lieu of which other Debentures have been authenticated and delivered pursuant to this Indenture; provided, however, that in determining whether the Holders of the requisite principal amount of Debentures Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debentures owned by the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debentures which the Trustee knows to be so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Debentures and that the pledgee is not the Company or any other obligor upon the Debentures or any Affiliate of the Company or such other obligor.

     "Paying Agent" shall have the meaning given to such term in Section 2.08.

     "Place of Payment" means a city or any political subdivision thereof designated as such in Article Two.

     "Predecessor Debentures" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date means the close of business in the first day of the calendar month preceding the month in which falls an Interest Payment Date.

     "Responsible Officer" when used with respect to the Trustee means the Chairman or Vice-Chairman of the Board of Directors, the Chairman or Vice Chairman of the executive committee of the Board of Directors, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller, any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.



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     "Senior Indebtedness" means all Indebtedness of the Company for money borrowed from others, whether outstanding on the date hereof or hereafter created or incurred, which is not by its terms expressly either subordinate and junior to, or on a parity with, the Debentures.

     "Special Record Date" for the payment of any Defaulted Interest, as defined in Section 2.08, means a date fixed by the Trustee pursuant to Section 2.08.

     "Stated Maturity" when used with respect to any Debenture or any installment of interest thereon means the date specified in such Debenture as the fixed date on which the principal of such Debenture or such installment of interest is due and payable.

     "Subsidiary" means any corporation of which at least a majority of the outstanding stock having ordinary voting power to elect a majority of the directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Company, by one or more Subsidiaries of the Company, or by the Company and one or more Subsidiaries. The term "Wholly-Owned Subsidiary" means a Subsidiary of which all of the outstanding voting stock (other than directors' qualifying shares) is at the time directly or indirectly owned by the Company, or by one or more Wholly-Owned Subsidiaries, or by the Company and one or more Wholly Owned Subsidiaries.

     "TIA" means the federal Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in effect on the date as of which this Indenture was executed.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     Section 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants for which compliance therewith constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

           (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

           (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;


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           (3)       a statement that, in the opinion of each such individual,
      he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

           (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      Section 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      Section 1.04. Acts of Debentureholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Debentureholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Debentureholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Debentureholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and, subject to Section 6.01, conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing is not required to be certified by a notary public or other similar official but may be conclusively proved by the affidavit of a witness of such execution, by a signature guaranteed by a commercial bank or a member firm of the New York Stock Exchange, or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds to the effect that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, any such certificate or affidavit shall


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

also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be provided.

     (c) The ownership of Debentures shall be proved by the Debenture Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Debenture shall bind the Holder of every Debenture issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

     Section 1.05. Notices, etc... to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Debentureholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with either (1) the Trustee by any Debentureholder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its principal corporate trust office, or (2) the Company by the Trustee or by any Debentureholder shall be sufficient for every purpose hereunder if in writing and mailed, first class postage prepaid, to the Company addressed to it, to the attention of its President, at the address of its principal office specified in the first paragraph of this instrument or at any other address furnished in writing to the Trustee by the Company.

     Section 1.06 Notices to Debentureholders; Waiver. Where this Indenture provides for notice to Debentureholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Debentureholder affected by such event, at his address as it appears in the Debenture Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Debentureholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Debentureholder shall affect the sufficiency of such notice with respect to other Debentureholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Debentureholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case, by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impractical to give such notice by mail as required by this Indenture, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     Section 1.07 Record Date for Action by Debentureholders. Whenever in this Indenture it is provided that holders of a specified percentage in aggregate principal amount of the Debentures may take any action (including the making of any demand or request, the giving of any direction, notice, consent or waiver or the taking of any other action), the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least 10% in aggregate principal amount of the Debentures then outstanding, may request the Trustee to fix a record date for determining Debentureholders entitled to notice of and to take any such action. In case the Company or the holders of Debentures in the amount above specified shall desire to request Debentureholders to take any such action and shall request the Trustee to fix a record date with respect thereto by written notice setting forth in reasonable detail the Debentureholder action to be requested, the Trustee shall promptly (but in any event within five days of receipt of such request) fix a record date which shall be a business day not less than 15 nor more than 20 days after the date on which the Trustee receives such request. If the Trustee shall fail to fix a record date as hereinabove provided, then the


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

Company or the Holders of Debentures in the amount above specified may fix the same by mailing written notice thereof (the record date so fixed to be a business day not less than 15 nor more than 20 days after the date on which such written notice shall be given) to the Trustee. If a record date is fixed according to this Section 1.07, only persons shown as Debentureholders on the registration books of the Company at the close of business on the record date so fixed shall be entitled to take the requested action and the taking of any such action by the holders on the record date of the required percentage of the aggregate principal amount of the Debentures shall be binding on all Debentures, provided that the taking of the requested action by the Holders on the record date of the percentage in aggregate principal amount of the Debentureholders specified in this Indenture in connection with such action shall have been evidenced to the Trustee not later than 180 days after such record date.

     Section 1.08   Communications by Holders with Other Holders.
Debentureholders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under this Indenture or the Debentures, and the Company, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the TIA.

     Section 1.09   Affiliates of Company Exempt from Individual Liability.
No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Debenture, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Debentures; provided, however, that nothing herein shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of shares of capital stock of the Company not fully paid up.

     Section 1.10 Payments Due on Saturdays, Sundays and Holidays. Provisions Required by TIA to Control. In any case where the date of payment of interest on or principal of the Debentures or the date fixed for redemption of any Debenture shall not be a Business Day then payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of payment or the date fixed for redemption, and no interest shall accrue for the period after such date.

     Section 1.11 Provisions Required by TIA to Control. If any provision hereof limits, qualifies or conflicts with another provision included in this Indenture by operation of any of Sections 310 to 317, inclusive, of the TIA, such incorporated provision shall control.

     Section 1.12 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and same instrument.

     Section 1.13 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 1.14 All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

     Section 1.15 Separability Clause. In case any provision in this Indenture or in the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 1.16. Benefits of Indenture. Nothing in this Indenture or in the Debentures, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Debentureholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 1.17. Governing Law. This Indenture and the Debentures shall be governed by and construed in accordance with the laws of the State of Michigan, except that the rights, duties and liabilities of the Trustee hereunder shall be governed by and construed in accordance with the laws of the State of North Carolina.

                                 ARTICLE TWO
                               Debenture Forms


     Section 2.01. Forms Generally. The Debentures and the Trustee's certificates of authentication shall be in substantially the form of Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Debentures, as evidenced by their execution of the Debentures. Any portion of the text of any Debenture may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Debenture.

     The definitive Debentures shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or in such other manner as the Company may deem appropriate, all as determined by the officers executing such Debentures, as evidenced by their execution of such Debentures.

     Section 2.02 Title and Terms. The aggregate principal amount of Debentures which may be authenticated and delivered under this Indenture is limited to $20,000,000, except for Debentures authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Debentures pursuant to Sections 2.05, 2.06, 2.07, 3.03 and 7.05.

     The Debentures shall be known and designated as the __% Subordinated Debentures, Series 1997, due June 1, 2003, of the Company. The Debentures shall bear interest from the date and at the rate per annum specified in, and such interest shall be payable on the dates specified in, the form of Debenture set forth in Exhibit A until the principal thereof is paid or made available for payment.

     All interest payments to be made to registered holders of Debentures shall be paid directly by the Company to the Trustee, and the Trustee shall mail these interest payments to the Debentureholders that are listed in the Debenture Register by the Interest Payment Date. The principal of the Debenture shall be payable at the office or agency of the Trustee ("Place of Payment") maintained for such purposes in Charlotte, North Carolina, or in such other office or agency as may be established by the Company pursuant to Section 8.02.

     The Debentures shall not be redeemable prior to their Stated Maturity except as provided in Article Three. The Debentures shall be subordinated in right of payment to certain other Indebtedness of the Company as provided in Article Nine.

     Section 2.03 Denominations. The Debentures shall be issuable only in fully registered form, without coupons, and in denominations of $1,000 and integral multiples thereof.

     Section 2.04 Execution, Authentication and Delivery and Dating. The Debentures shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Executive Vice Presidents, Senior Vice Presidents or Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Debentures may be manual or facsimile. Debentures bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debentures or did not hold such offices at the date of such Debentures.

     The Debentures shall be dated the date of their authentication. At any time and from time to time after execution and delivery of this Indenture, the Company may deliver Debentures executed by the Company to the Trustee, together with a Company Order for the authentication and delivery of such Debentures; and the Trustee in accordance with such Company Order shall authenticate and deliver such Debentures as in this Indenture provided, and not otherwise.

     No Debenture shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Debenture a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of one of its Authorized Officers, and such certificate upon any Debenture shall be conclusive evidence, and the only evidence, that such Debenture has been duly authenticated and delivered hereunder.

     The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Debentures. Unless limited by the terms of such appointment, an authenticating agent may authenticate Debentures whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

     Section 2.05 Temporary Debentures. Pending the preparation of definitive Debentures, the Company may execute and upon Company Order the Trustee shall authenticate and deliver, temporary Debentures which are printed, lithographed, typewritten, mimeographed or otherwise produced in any denomination, substantially of the tenor of the definitive Debentures in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debentures may determine, as evidenced by their execution of such Debentures.

     If temporary Debentures are issued, the Company will cause definitive Debentures to be prepared without unreasonable delay. After the preparation of definitive Debentures, the temporary Debentures shall be exchangeable for definitive Debentures upon surrender of the temporary Debentures at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Debentures the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debentures of authorized denominations. Until so exchanged the temporary Debentures shall in all respects be entitled to the same benefits under this Indenture as definitive Debentures.

     Section 2.06 Registration, Transfer and Exchange. The Company shall cause to be kept at the principal corporate trust office of the Trustee (or at any other office or agency maintained by the Company as a Place of Payment) a register (herein sometimes referred to as the "Debenture Register") in which, subject to such reasonable regulations as it or the Trustee may prescribe, the Company shall provide for the registration of Debentures and of transfers of Debentures. The Trustee is hereby initially appointed "Debenture Registrar" for the purpose of registering Debentures and transfers of Debentures as herein provided.

     A Debentureholder may surrender any Debenture for transfer at the office or agency of the Company in a Place of Payment. The Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Debentures of any authorized denominations, of a like aggregate principal amount. At the option of the Holder, Debentures may be exchanged for other Debentures of any authorized denominations, of a like aggregate principal amount, upon surrender of the Debentures to be exchanged at such office or agency. Whenever any Debentures are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debentures which the Debentureholder making the exchange is entitled to receive. All Debentures issued upon any transfer or exchange of Debentures shall be the valid obligations of the Company if its requirements for such transactions are met, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such transfer or exchange.

     Every Debenture presented or surrendered for transfer or exchange by a Person shall, if so required by the Company or the Trustee, be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Debentures, other than exchanges pursuant to Sections 2.05, 3.02 or 7.05 not involving any transfer.

     Section 2.07 Mutilated, Destroyed, Lost and Stolen Debentures. If (i) any mutilated Debenture is surrendered to the Trustee, or the Company and the Trustee received evidence to their satisfaction of the destruction, loss or theft of any Debenture, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Debenture has been acquired by a bona fide purchaser, the

Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debenture, a new Debenture of like tenor and principal amount, bearing a number not contemporaneously outstanding. In case any such mutilated, destroyed, lost or stolen Debenture has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debenture, pay such Debenture.

     Upon issuance of any new Debenture under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses, including the fees and expenses of the Trustee, connected therewith.

     Every new Debenture issued pursuant to this Section in lieu of any destroyed, lost or stolen Debentures shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debenture shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures duly issued hereunder. The provisions of this Section are exclusive and shall preclude, to the extent lawful, all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures.

     Section 2.08. Payment of Interest; Interest Rights Preserved. Interest on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest payment specified in this Section 2.08.

     Any interest on the Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall accrue at a rate per annum that is equal to one percent (1%) per annum plus the interest rate stated in the Debenture until the same is paid in full (herein called "Defaulted Interest"). The Defaulted Interest shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and, except as hereinafter provided, such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

           (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided.
     Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than ten days prior to the date of the proposed payment and not less than ten days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Debentureholder at the address as it appears in the Debenture Register, not less than ten days prior to such Special Record Date. Notice of proposed payment of such

     Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Debentures (or their respective Predecessor Debentures) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

           (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Debenture delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debenture shall carry the rights to interest accrued and unpaid, and to accrued interest, which were carried by such other Debenture. The Regular Record Date referred to in this Section for the payment of interest payable, and punctually paid or duly provided for, on any Interest Payment Date shall be the close of business on the first day of the calendar month preceding the month in which falls an Interest Payment Date.

     The Company shall maintain an office or agency where Debentures may be presented for payment (the "Paying Agent"), and the Company may have one or more additional paying agents. The Company shall notify the Trustee of the name and address of any such additional Paying Agent. The Company hereby initially appoints the Trustee as Paying Agent.

     All payments of interest on the Debentures to the Persons entitled thereto, whether made by the Company, the Trustee or any Paying Agent, as authorized pursuant to this Indenture, shall be made (subject to collection) by check mailed to the address of the Person entitled thereto, as such address shall appear on the Debenture Register, unless the Trustee determines such method of payment to be inappropriate in the circumstances.

     Section 2.09. Persons Deemed Owners. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Debenture is registered as the owner of such Debenture for the purpose of receiving payment of principal of, and (subject to Section 2.08) interest on, such Debenture and for all other purposes whatsoever, whether or not such Debenture is overdue, and neither the Company, the Trustee, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Section 2.10. Cancellation. All Debentures surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Debentures previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Debentures so delivered shall be promptly cancelled by the Trustee. No Debentures shall be authenticated in lieu of or in exchange for any Debentures cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debentures held by the Trustee shall be disposed of as directed by a Company Order.

     Section 2.11 Authentication and Delivery of Original Issue. Forthwith upon the execution and delivery of this Indenture, or from time to time thereafter, Debentures up to the aggregate principal amount of $20,000,000 may be executed by the Company and delivered to the Trustee for authentication, and shall thereupon be authenticated and delivered by the Trustee upon Company Order, without any further action by the Company.

     Section 2.12 Computation of Interest. Interest on the Debentures shall be computed on the basis of a 360-day year of twelve 30-day months.


                                ARTICLE THREE
                                  Redemption

     Section 3.01 Optional Redemption. (a) The Company may redeem all of the Debentures at any time on or after June 1, 1999, or some of them from time to time on or after June 1, 1999, at the redemption prices (expressed in percentages of the principal amount to be redeemed) set forth in Exhibit A to this Indenture, plus accrued interest to the redemption date. If the Company elects to redeem the Debentures in whole or in part, it shall notify the Trustee of the desired redemption date and the principal amount of Debentures to be redeemed. If less than all of the Debentures are to be redeemed, the Trustee shall select the Debentures to be redeemed either pro-rata or by lot, as the Trustee in its sole discretion shall choose. Debentures shall be redeemed only in denominations of $1,000 or integral multiples thereof.

     (b) At least 30 days but not more than 60 days prior to a redemption date the Company shall mail, or shall cause the Trustee to mail, a notice of redemption by first-class mail to each Holder of Debentures to be redeemed.
The notice shall identify the Debentures to be redeemed and shall state (1) the redemption date and redemption price, (2) the name and address of the Paying Agent, (3) in the event that a Debenture is to be redeemed in part only, the portion of the principal amount thereof to be redeemed, and that on and after the redemption date, upon surrender of the Debenture a new Debenture, equal in principal amount to the unredeemed portion thereof, will be issued, (4) that Debentures called for redemption must be surrendered to the Paying Agent to collect the redemption price and (5) that interest on the Debentures to be redeemed ceases to accrue on and after the redemption date.

     Section 3.02 Mandatory Redemption. (a) On each March 1, commencing with March 1, 1999 (each a "Mandatory Redemption Date"), upon request for redemption as provided herein, the Company shall redeem up to $25,000 principal amount of Debentures held by a Holder, or on behalf of a deceased Holder, but not more than $100,000 in the aggregate for all Holders in any calendar year, in integral multiples of $1,000 in excess of the minimum authorized denomination, as requested in the manner and subject to the limitations, set forth below. The redemption price for Debentures to be redeemed pursuant to this Section will be 100% of the principal amount thereof for Debentures to be redeemed on behalf of a deceased Holder, and shall be 95% of the principal amount thereof in the case of all other Holders, together with accrued interest thereon through the Mandatory Redemption Date. Any request for redemption must be received on or before December 1 of each calendar year and shall be made to the Trustee. The Trustee shall promptly forward a copy thereof to the Company within five (5) days of receipt, and await further direction from the Company concerning the redemption request.

     A request for redemption under this Section shall contain (1) a written request for redemption of the Debentures signed by a Holder or by the duly authorized representative of the Holder, which request shall set forth the name of any Holder or deceased Holder, the date of death of any deceased Holder, and the principal amount of the Debentures to be repaid up to $25,000, (2) the Debenture or Debentures to be redeemed and (3) evidence of the death of any deceased Holder and the authority of his or her representative.

     In applying the annual aggregate redemption limit of $100,000 which is set forth above, the Company and the Trustee shall give priority to the redemption of Debentures as follows: (i) first, to requests for redemption received prior to each December 31 on behalf of deceased Debentureholders by the Trustee, on a pro rata basis, and (ii) second, to all other Holders of the Debentures, on a pro rata basis.

     (b) Debentures shall not be entitled to redemption pursuant to this Section unless all of the following conditions are met, as applicable:

           (1) the Debentures to be redeemed have been registered on the Debenture Register in the name of the Holder or the deceased Holder at least six months prior to the date of the request for redemption; and

           (2) the Trustee has been notified in writing of the request for redemption within one year after a deceased Holder's death; and

           (3) the Company is not, or, after giving effect to such payment would not be, in default under any Senior Indebtedness.

     (c) Following the request of a Holder or a deceased Holder's authorized representative to redeem particular Debentures, the Company shall have 30 days in which to determine whether the redemption request has been duly made and whether the conditions to redemption set forth in this Section 3.02 have been met, before becoming obligated to redeem the Debentures in accordance with
Section 3.03.

     (d) After receiving an initial redemption payment, a Holder or a deceased Holder's authorized representative annually may request additional redemption of Debentures originally held by the deceased Holder in the principal amount of up to $25,000 each year, subject to the further limitation that Holders other than those representing a deceased Holder may not have more than $50,000 principal amount of Debentures redeemed in the aggregate. Such additional redemption requests shall be made prior to the December 1 preceding a Mandatory Redemption Date, and will be honored by the Company in accordance with Section
3.03 on the next March 1 thereafter, if all of the conditions in this Section
3.02 have been met.

     (e) Authorized representatives of a Holder shall include the following: executors, administrators, or other legal representatives of an estate; trustees of a trust; joint owners of Debentures owned in joint tenancy or tenancy by the entirety; custodians; conservators; guardians; attorneys-in-fact; and other persons generally recognized as having legal authority to act on behalf of another.

     (f) For purposes of this Section 3.02, the death of a Person owning a Debenture in joint tenancy or tenancy by the entirety with another or others shall be deemed the death of the Holder of the Debenture, and the entire principal amount of the Debenture so held shall be subject to repayment, together with interest accrued thereon to the repayment date, subject to the limitations and in accordance with the provisions of this Section 3.02 and
Section 3.03. For purposes of this Section 3.02, the death of a Person owning a Debenture by tenancy in common shall be deemed the death of a Holder of a Debenture only with respect to the deceased Holder's interest in the Debenture so held by tenancy in common; except that in the event a Debenture is held by husband and wife as tenants in common, the death of either shall be deemed the death of the Holder of the Debenture, and the entire principal amount of the Debenture so held shall be subject to repayment in accordance with the provisions of this Section 3.02. A Person who, during such Person's lifetime, was entitled to substantially all of the beneficial interests of ownership of a Debenture will, upon such person's death, be deemed the Holder thereof for purposes of this Section 3.02, regardless of the registered holder, if such beneficial interest can be established to the satisfaction of the Company. Such beneficial interest will be deemed to exist in typical cases of nominee ownership, ownership under the Uniform Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife, and trust arrangements where one Person has substantially all of the beneficial ownership interests in the Debenture during such Person's lifetime. Beneficial interests shall include the power to sell, transfer, or otherwise dispose of a Debenture and the right to receive the proceeds therefrom, as well as interest and principal payable with respect thereto.

     Section 3.03 Redemption of Debentures. Within 30 days of the date a request for redemption pursuant to Section 3.02 is first received, the Company shall: (a) examine evidence of the death of any deceased Holder and the authority of the deceased Holder's representative, and otherwise determine if the request for redemption has been duly made in accordance with Section 3.02; and (b) determine if the conditions to repayment set forth in Section 3.02 have been met. If the Company shall determine that redemption may not be made in accordance with Section 3.02, the Company shall direct the Trustee to so inform the Holder or the deceased Holder's authorized representative and to return the Debenture or Debentures to him. If the Company shall determine that the request for redemption has been properly made and that all conditions to redemption set forth in Section 3.02 have been met, the Company immediately shall notify the Trustee in writing stating the amount of Debentures to be redeemed, the redemption price and that the Debenture or Debentures will be redeemed on the next March 31 thereafter, and the Company and the Trustee shall cause the Debenture or Debentures to be redeemed as follows:

     (1) At least 15 days before the Mandatory Redemption Date, the Trustee, in the Company's name and at the Company's expense, shall mail a notice of redemption by first class mail to each Holder whose Debentures are to be redeemed. The notice shall state the amount of such Debentures to be redeemed, the redemption price, and, if only a portion of a principal amount of any Debenture is to be redeemed, after the Mandatory Redemption Date that a new Debenture or Debentures in principal amount equal to the unredeemed portion thereof will be issued.

     (2) The Company shall deposit with the Trustee or with a Paying Agent or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 8.03, an amount of money sufficient to pay the redemption price for all Debentures which are to be redeemed, together with interest accrued thereon to the Mandatory Redemption Date, exclusive of installments of interest whose stated maturity is on or prior to the Mandatory Redemption Date, payment of which shall have been made or duly provided for to the registered holders of the Debentures on the relevant Record Dates according to their terms and the provisions of Section 2.08. The Debentures so to be redeemed shall become due and payable on the Mandatory Redemption Date with respect to each such Debenture at the amount to be repaid as provided above and from and after the Mandatory Redemption Date. Such Debentures shall cease to bear interest unless the Company shall default in such repayment.

     (3) Immediately upon deposit with the Trustee or with a Paying Agent or, if the Company is acting as its own Paying Agent, upon segregation and holding in trust, of the amounts as provided above with respect to each Debenture or portion thereof, the Company shall cause such Debenture or portion thereof to be redeemed. Installments of interest whose stated maturity is on or prior to the Mandatory Redemption Date shall be payable to the holders of such Debentures registered as such on the relevant Record Dates according to their terms and the provisions of Section 2.08.

     (4) If any Debenture duly requested to be repaid shall not be redeemed in full upon the Mandatory Redemption Date, the remaining unpaid principal thereof shall, until paid, bear interest from the Mandatory Redemption Date at the rate borne by the Debenture.

     Section 3.04. Debentures Redeemed in Part. The Company shall execute and the Trustee shall authenticate and deliver, with respect to any Debenture surrendered pursuant to Sections 3.01 or 3.02 and to be redeemed only in part, to the Holder of such Debenture, without service charge, a new Debenture or Debentures, of like series and of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered and redeemed in part. Notwithstanding any provision to the contrary in this Section 3.04, if the unredeemed portion is less than the smallest authorized denomination, the Company shall be obligated to pay the Holder such amount in cash in the same manner as the redeemed portion. If required by the Company or the Trustee, such Debenture so surrendered shall be duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

                                 ARTICLE FOUR
                          Satisfaction and Discharge


     Section 4.01. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of transfer or exchange of Debentures herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute the proper instrument acknowledging satisfaction and discharge of this Indenture when

     (1) either (A) all Debentures theretofore authenticated and delivered, other than (i) Debentures which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07, and (ii) Debentures for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
     Section 8.03, have been delivered to the Trustee canceled or for cancellation; or (B) all such Debentures not theretofore delivered to the Trustee canceled or for cancellation have become due and payable, or will become due and payable at their Stated Maturity within one year and the Company has deposited or caused to be deposited with the Trustee in trust an amount sufficient to pay and discharge the entire indebtedness on such Debentures not theretofore delivered to the Trustee canceled or for cancellation, for principal and interest to the Stated Maturity; and

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 shall survive.

     Section 4.02. Appliction of Trust Money. All money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Debentures and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE FIVE
                                   Remedies


     Section 5.01. Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) default in the payment of the principal of any Debenture at its Maturity, upon redemption, whether or not such default is due to the application of any provision of Article Nine hereof; or

     (2) default in the payment of any interest upon any Debenture when it becomes due and payable, and continuance of such default for a period of 10 days after there has been given, by registered or certified mail, to the Company by the Trustee, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, whether or not such default is due to the application of any provision of Article Nine hereof; or

     (3) default by the Company of any other covenant or warranty of the Company in this Indenture and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 10% in principal amount of the Outstanding Debentures, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (4) default by the Company or any of its Subsidiaries in the payment at stated maturity of any Indebtedness for money borrowed (which shall not include, among other things, deposits, capitalized lease obligations, or advances for escrow accounts) with a principal amount due at maturity of $500,000 or more and such default shall continue, without having been satisfied, cured, waived or consented to, beyond any applicable period of grace; or the occurrence of an event of default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company, MCA Mortgage or MCA (or the payment of which is guaranteed by the Company, MCA Mortgage or MCA), whether such Indebtedness or guarantee now exists or shall be created hereafter; provided, however, that no such event of default shall constitute an Event of Default hereunder unless the effect of such event of default is to cause the acceleration of such Indebtedness prior to its expressed maturity, which together with the principal amount of any such other Indebtedness so caused to be accelerated, aggregates $500,000 or more at any one point in time and such default shall not have been cured or waived and such acceleration shall not have been rescinded or annulled, or such Indebtedness has been accelerated within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 10% in principal amount of the Outstanding Debentures a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled or cause such Indebtedness to be discharged and stating that such notice is a "Notice of Default"; or

      (5) entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any of its Subsidiaries insolvent, or approving as properly filed an involuntary petition seeking reorganization, readjustment, arrangement, composition or similar relief for the Company or any of its Subsidiaries under the federal bankruptcy laws, or any other similar applicable law of any governmental unit, domestic or foreign, and such decree or order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order or other decision of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of any Person to act as a receiver or conservator or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or any of its Subsidiaries or of a substantial part of the property of any of them, or for the involuntary winding down or liquidation of their respective affairs, shall have been entered and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or, under the provisions of any insolvency, bankruptcy, or other law for the relief or aid of creditors or depositors, any court, or agency or supervisory authority having jurisdiction in the premises shall assume custody or control of the Company or any of its Subsidiaries or of a substantial part of the property of any of them, and such custody and control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control; or

      (6) institution of proceedings by the Company or any of its Subsidiaries to be adjudicated insolvent, or the consent to the filing of an insolvency proceeding against either of them, or filing of a petition or answer or consent seeking reorganization, readjustment, arrangement, composition, appointment of a receiver or conservator or similar relief under the federal insolvency laws, or any other similar applicable law of any governmental unit, domestic or foreign, or the consent to the filing of any such petition or the consent to the appointment of a receiver or conservator or liquidator or trustee or assignee in insolvency of either of them or of a substantial part of the property of either of them, or making of an assignment for the benefit of creditors, or admitting in writing an inability to pay its respective debts generally as they become due, or voluntarily suspending transaction of its respective business (other than in connection with a labor dispute), or any corporate action taken by the Company or any of its Subsidiaries in furtherance of any of the aforesaid purposes.

      Section 5.02. Acceleration of Maturity; Recission and Annulment. If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Debentures Outstanding may declare the principal of all the Debentures to be due and payable immediately, by a notice in writing to the Company, and to the Trustee if given by Debentureholders, and upon any such declaration such principal shall become immediately due and payable.

      At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Debentures Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if -

           (1) the Company has paid or deposited with the Trustee a sum sufficient to pay (A) all overdue installments of interest on all Debentures, (B) the principal of any Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures, (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate borne by the Debentures, and (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

           (2) all Events of Default, other than the non-payment of the principal of Debentures which have become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

      Section 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

           (1) default is made in the payment of the principal of any Debenture at the Maturity thereof, or

           (2) default is made in the payment of any installment of interest on any Debenture when such interest becomes due and payable and such default continues for a period of 10 days,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debentures, the whole amount then due and payable on such Debentures for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Debentures; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

      If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may and at the written request of holders of a majority in aggregate principal amount of the Debentures outstanding and upon being indemnified to its satisfaction, shall, institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Debentures and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Debentures, wherever situated.

      If an Event of Default occurs and is continuing, the Trustee may and at the written request of holders of a majority in aggregate principal amount of the Debentures outstanding and upon being indemnified to its satisfaction, shall, in its discretion proceed to protect and enforce its rights and the rights of the Debentureholders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      Section 5.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, conservatorship, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company or its properties, irrespective of whether the principal of the Debentures shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of over-due principal or interest, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise,

           (1) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Debentures and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee, including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and of the Debentureholders allowed in such judicial proceeding, and

           (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator, or other similar official, in any such judicial proceeding is hereby authorized by each Debentureholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Debentureholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Debentureholder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

      Section 5.05. Trustee May Enforce Claims Without Possession of Debentures. All rights of action and claims under this Indenture or the Debentures may be prosecuted and enforced by the Trustee without the possession of any of the Debentures or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debentures in respect of which such judgment has been recovered.

      Section 5.06 Applications of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Debentures and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

      FIRST:         To the payment of all amounts due the Trustee under
      Section 6.07;

      SECOND:        In case the principal of the Debentures shall not have
      become due, to the payment of interest on the Debentures, in the order of the maturity of the installments of such interest, with interest, to the extent that such interest has been collected by the Trustee, upon the overdue installments of interest at the rate borne by the Debentures, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

      THIRD: In case the principal of the Debentures shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Debentures for principal and interest, with interest on the overdue principal and, to the extent that such interest has been collected by the Trustee, upon overdue installments of interest at the rate borne by the Debentures; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Debentures, then to the payment of such principal and interest, without preference of priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Debenture over any other Debenture, ratably to the aggregate of such principal and accrued and unpaid interest; and

      FOURTH:        The remainder, if any, shall be paid to the Company, its
      successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

      Section 5.07. Limitations on Suits. No Holder of any Debenture shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

              (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

              (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Debentures shall have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

              (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

              (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debentures;

it being understood and intended that no one or more Holders of Debentures shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Debentures, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Debentures.

      Section 5.08. Right of Debentureholders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Debenture shall have the right to receive payment of the principal of and, subject to Section 2.08, interest on such Debenture on the respective Stated Maturities expressed in such Debenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

      Section 5.09. Restoration of Rights and Remedies. If the Trustee or any Debentureholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Debentureholder, then and in every such case the Company, the Trustee and the Debentureholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Debentureholders shall continue as though no such proceeding had been instituted.

     Section 5.10.  Rights and Remedies Cumulative.  Except as provided in
Section 2.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Debentureholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     Section 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Debenture to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or in acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Debentureholders, as the case may be.

     Section 5.12. Rights of Holders to Direct Trustee and to Waive Defaults. The holders of a majority in aggregate principal amount of the Debentures at the time Outstanding or, if a record date is set in accordance with Section 1.07, as of such record date, shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel shall determine that such action may not lawfully be taken, or if the Trustee in good faith shall, by a responsible officer or officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unjustly prejudicial to the Debentureholders not consenting, and provided further that nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by the Debentureholders. Prior to the declaration of the maturity of the Debentures as provided in Section 5.02, the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding may on behalf of all Holders waive any past default hereunder and its consequences, except a default in the payment of interest or premium on, or the principal of, any of the Debentures. In the case of any such waiver the Company, the Trustee and the Holders shall be restored to their former positions and rights thereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

     Section 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Debenture by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding in the aggregate more than 10% in principal amount of the Outstanding

Debentures, or to any suit instituted by a Debentureholder for the enforcement of the payment of the principal of or interest on any Debenture.


                                 ARTICLE SIX
                                 The Trustee


     Section 6.01. Certain Duties and Responsibilities. (a) In connection with this Indenture,

           (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

           (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that

           (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

           (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Responsible Officer was grossly negligent in ascertaining the pertinent facts;

           (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Debentures relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

           (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     Section 6.02. Notice of Defaults. Within 90 days after the Trustee has actual knowledge of the occurrence of an Event of Default, the Trustee shall transmit by mail to all Debentureholders, as their names and addresses appear in the Debenture Register, notice of such Event of Default known to the Trustee, unless such Event of Default shall have been cured or waived; provided, however, that, except in the case of an Event of Default relating to the payment of the principal of or interest on any Debenture, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Debentureholders; and provided, further, that in the case of any Event of Default of the character specified in Section 5.01(4) no such notice to Debentureholders shall be given until at least 30 days after the occurrence thereof.

     Section 6.03. Certain Powers of Trustee. Except as otherwise specifically provided in Section 6.01:

     (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, Debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Debentureholders pursuant to this Indenture, unless such Debenture-holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, Debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

     Section 6.04. Not Responsible for Recitals or Issuance of Debentures. The recitals contained herein and in the Debentures and any other statements provided by the Company in connection with the issuance of the Debentures, except the Trustee's written statements provided to the Company and the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures. The Trustee shall not be accountable for the use or application by the Company of the Debentures or the proceeds thereof.

     Section 6.05. May Hold Debentures. The Trustee, any Paying Agent, Debenture Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 6.07 and 6.12, if operative, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Debenture Registrar or such other agent.

     Section 6.06. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

     Section 6.07.  The Company agrees:

     (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder as may be agreed upon between the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, counsel, accountants, appraisers and experts), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee and its officers, directors and employees (the "Indemnitees") for, and to hold them harmless against, any loss, liability or expense incurred without gross negligence or bad faith on the part of the Indemnitees, arising out of or in connection with its acceptance or administration of this trust, and the Trustee's duties hereunder, including the costs and expenses of defending the Indemnitees against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The indemnity provisions of this Section shall survive removal or resignation of the Trustee.

     As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) and of interest on Debentures. The Trustee's right to receive payments due under this Section
6.07 shall not be subordinate to any other liability or indebtedness of the Company, even though the Debentures may be so subordinated, and the Debentures shall be subordinate to the Trustee's right to receive such payments. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in 5.01(6), the expenses and compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

     Section 6.08. Eligibility; Disqualification. There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. The Trustee shall comply with Section 310(b) of the TIA, in the event that it has a conflicting interest, as defined in such section. The Trustee confirms that it has no such conflicting interest on the date of this Indenture.

     Section 6.09.  Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.10.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Debentures, delivered to the Trustee and to the Company.

     (d)    If at any time:

            (1) the Trustee shall fail to comply with its obligation to resign, as provided by Section 6.08, after written request therefore by the Company or any Debentureholder who has been a bona fide Holder of a Debenture for at least six months, except in the case of a default in the payment of the principal of or interest on any indenture security, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided in paragraph (1) of this subsection (d) if the Trustee shall have sustained the burden of proving, on application to the Securities and Exchange Commission and after opportunity for hearing thereon, that (A) the default under the Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and (B) a stay of the Trustee's duty to resign will not be inconsistent with the interests of holders of the indenture securities. The filing of such an application shall automatically stay the performance of the duty to resign until the Securities and Exchange Commission orders otherwise, or

           (2) the Trustee shall cease to be eligible under Section 6.08 and shall fail to resign after written request therefor by the Company or by any such Debentureholder, or

           (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver or conservator of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

           (4) provided that no Event of Default shall have occurred and is continuing, the Trustee shall have failed, in the good faith judgment of the Company's Board of Directors, to adequately perform its duties hereunder as Trustee and Paying Agent.

then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) any Debentureholder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debentures delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Debentureholders and accepted appointment in the manner hereinafter provided, any Debentureholder who has been a bona fide Holder of a Debenture for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event within 30 days of the date thereof by first-class mail, postage prepaid, to the Holders of Debentures as their names and addresses appear in the Debenture Register. Each notice shall include the name of the successor Trustee and the address of its principal corporate trust office.

     Section 6.10. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in
Section 6.07. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article, to the extent operative.

     Section 6.11. Merger, Conversion, or Succession to Business. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or banking association shall be otherwise qualified and eligible under this Article, to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     Section 6.12. Preferential Collection of Claims Against Company. The Trustee shall comply with Section 311(a) of the TIA, excluding any relationship listed in Section 311(b) of the TIA, and a Trustee who has resigned or been removed shall be subject to Section 311(a) of the TIA to the extent indicated.

     Section 6.13. Reports by the Trustee. If required by Section 313(a) of the TIA, the Trustee shall transmit to each person entitled to receive the same under Section 313(c) of the TIA, on or before June 15 of each year, commencing with June 15, 1998, a brief report, dated as of a date convenient to the Trustee no more than 60 nor less than 45 days prior thereto, that complies with Section 313(a) of the TIA, and the Trustee shall also comply with Section 313(b) of the TIA. The Company shall notify the Trustee in writing if the Debentures become listed on any securities exchange, in which event a copy of each such report at the time of its mailing to the Holders shall be filed with the Securities and Exchange Commission and each securities exchange, if any, on which the Debentures are listed. In such event the Company shall notify the Trustee in writing of any delisting of the Debentures from any securities exchange.

     Section 6.14. Lists of Debentureholders. The Trustee shall preserve in as current form as is reasonably practicable, the most recent list available to it of the names and addresses of Debentureholders. If the Trustee is not the Debenture Registrar, the Company shall furnish to the Trustee on or before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of the Debentureholders. The Trustee may destroy any list furnished to it upon receipt of a new list so furnished.


                                ARTICLE SEVEN
                           Supplemental Indentures


     Section 7.01. Supplemental Indentures Without Consent of Debentureholders. Without the consent of the Holders of any Debentures, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof, if required), in form satisfactory to the Trustee, for any of the following purposes:

             (1) to evidence the succession of another entity to the Company , and the assumption by any such successor of the covenants of the Company herein and in the Debentures; or

             (2) to add to the covenants of the Company, for the benefit of the Holders of the Debentures, or to surrender any right or power herein conferred upon the Company; or

             (3) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, to modify, amend or supplement this Indenture in such a manner as will permit the qualification thereof under the TIA or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect the interests of the Holders of the Debentures.

     Section 7.02. Supplemental With Consent of Debentureholders. With the consent of the Holders of at least 50% in principal amount of the Outstanding Debentures, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof, if required) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Debentures under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debenture affected thereby,

           (1) change the Stated Maturity of the principal of, or any installment of interest on, any Debenture, or reduce the principal amount thereof or the interest thereon or change any Place of Payment where, or the coin or currency in which, any Debenture or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or, in the case of redemption pursuant to Sections 3.01 or 3.02, on or after a redemption date, or

           (2) reduce the percentage in principal amount of the Outstanding Debentures, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

           (3) modify any of the provisions of this Section or Section 5.12, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Debenture affected thereby, or

           (4) subordinate the Indebtedness evidenced by the Debentures to any Indebtedness of the Company other than Senior Indebtedness, as provided in Article Nine, or

           (5) impair or restrict the rights of the Holders of the Debentures to repayment of Debentures prior to the Stated Maturity thereof under the circumstances set forth in, and in accordance with the provisions of, Section 3.02.

     It shall not be necessary for any Act of Debentureholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Section 7.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and, subject to Section 6.01, shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Section 7.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debentures theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     Section 7.05. Reference in Debentures to Supplemental Indentures. Debentures authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debentures.

     Section 7.06. Effect on Senior Indebtedness. No supplemental indenture shall adversely affect the rights of any holder of Senior Indebtedness under Article Nine without the consent of such holder.


                                ARTICLE EIGHT
                                  Covenants


     Section 8.01. Payment of Principal and Interest. The Company will duly and punctually pay the principal of and interest on the Debentures in accordance with the terms of the Debentures and this Indenture.

     Section 8.02. Maintenance of Office or Agency. The Company will maintain an office or agency in each Place of Payment where Debentures may be presented or surrendered for payment, where Debentures may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Debentures and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. If at any time the Company shall fail to maintain such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the principal corporate trust office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

     Section 8.03. Money for Debenture Payments to be Held In Trust. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on, any of the Debentures, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on, any Debentures, deposit with a Paying Agent a sum sufficient to pay the principal or interest, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and, unless such Paying Agent is the Trustee, the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will

           (1) hold all sums held by it for the payment of principal of or interest on Debentures in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

           (2) give the Trustee notice of any default by the Company, or any other obligor upon the Debentures, in the making of any such payment of principal or interest; and

           (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Debenture and remaining unclaimed for five years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and the Holder of such Debenture shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

     Section 8.04. Payment of Taxes and Other Claims. The Company will cause its Subsidiaries to pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or its Subsidiaries, or upon the income, profits or property of the Company or its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or its Subsidiaries; provided, however, that the Company or its Subsidiaries shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

     Section 8.05. Company Existence. Subject to Section 8.06, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, its rights (charter and statutory) and its franchises; provided, however, that the Company shall not be required to preserve any right or franchise, except as specifically provided below, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the net effect of the loss thereof is not disadvantageous in any material respect to the Debentureholders.

     Section 8.06. Company May Consolidate, etc., Only on Certain Terms. The Company shall not consolidate or merge with or into any other entity, unless
(a) in the case of a consolidation or merger, if the

Company is not the continuing entity, the successor entity formed by such consolidation or into which the Company is merged shall have executed a supplemental indenture pursuant to Section 7.01(2) specifically assuming the obligations of the Company hereunder with respect to the Debentures, (b) in the case of a sale of all or substantially all of the assets of the Company, the purchaser shall have executed a supplemental indenture pursuant to Section 7.01(2) specifically assuming the obligations of the Company hereunder with respect to the Debentures and (c) whether or not the Company is the continuing entity,

           (1) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

           (2) immediately after giving effect to such transaction, the continuing entity shall have a Consolidated Net Worth of not less than the Consolidated Net Worth of the Company immediately preceding such transaction; and

           (3) the continuing entity has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation merger, conveyance or transfer complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Upon any consolidation or merger of the Company into another entity, or any conveyance or transfer of all or substantially all of the properties and assets of the Company in accordance with this Section, the successor entity formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor entity had been named as the Company herein.

      Section 8.07. Restrictions on Dividends, Redemptions, etc. So long as the Common Equity, as reflected on the consolidated balance sheet of the Company at the end of each fiscal year, is less than $2,000,000, or if an Event of Default shall have occurred and be continuing, the Company will not (i) declare or pay any dividend or make any distribution on its Equity Securities (other than dividends or distributions payable in shares of Equity Securities of the Company); (ii) purchase, redeem or otherwise acquire or retire for value any shares of Equity Securities of the Company; or (iii) permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any shares of Equity Securities of the Company. Otherwise, the Company may declare and pay dividends on, make distributions on, and purchase, redeem or otherwise acquire or retire for value shares of its Equity Securities.

      Section 8.08. Reports by the Company. The Company agrees to file with the Trustee within 15 days after it is required to file the same with the Securities and Exchange Commission, copies of the quarterly and annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended. The Company also shall comply with the other provisions of Section 314(a) of the TIA.

                                 ARTICLE NINE
                         Subordination of Debentures


     Section 9.01. Agreement to Subordinate. The Company covenants and agrees, and each Holder of Debentures by his or her acceptance thereof, likewise covenants and agrees, that the Indebtedness represented by the Debentures and the payment of the principal of and Interest on each and all of the Debentures is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness as provided in this Article Nine.

     Section 9.02.  Distribution on Dissolution, Liquidation and
Reorganization. Upon any distribution of assets of the Company upon any dissolution, winding-up, liquidation or reorganization of the Company
(pursuant to or following bankruptcy, insolvency, reorganization or receivership proceedings or other similar proceedings relative to the Company or its property), or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Company, (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full of the principal thereof and interest due thereon, or adequate provision shall be made for such payment, before the Holders of the Debentures are entitled to receive any payment on account of the principal of or interest on indebtedness evidenced by the Debentures; and (b) any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Debentures or the Trustee would be entitled shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness or provision therefor. The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization or other similar event or proceeding relative to the Company or its properties.

     Section 9.03. Payments on Debentures Prohibited During Event of Default under Senior Indebtedness. In the event and during the continuation of any default in the payment of principal of, or premium, if any, or interest on, any Senior Indebtedness beyond any applicable period of grace, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing, or would occur as a result of the payment referred to hereinafter, permitting the holders of such Senior Indebtedness (or a trustee or other representative thereof) to accelerate the maturity thereof, then, unless and until such default or event of default shall have been cured or waived or shall have ceased to exist, no payment of principal or interest on the Debentures shall be made by the Company. In the event that any such payment, whether in cash, property or securities, shall be received by the Trustee or the Holders of the Debentures before all Senior Indebtedness is paid in full, contrary to the provisions of Section 9.02 or this Section 9.03, such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness or provision therefor.

     Section 9.04. Subrogation. Subject to the payment in full of all Senior Indebtedness, the Holders of the Debentures shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until all amounts owing on the Debentures shall be paid in full, and, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Debentures, no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Article Nine which otherwise would have been made to the Holders of the Debentures shall be deemed to be a payment by the Company on account of the Senior Indebtedness, it being understood that the provisions of this Article Nine are and are intended solely for the purpose of defining the relative rights of the Holders of the Debentures, on the one hand, and the holders of Senior Indebtedness, on the other hand.

     Section 9.05. Obligation of Company unconditional. Nothing contained in this Article Nine or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Debentures the principal of and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or affect the relative rights of the Holders of the Debentures and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Nine of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Company referred to in this Article Nine, the Trustee and the Holders of the Debentures shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding-up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the liquidating trustee or agent or other person making any payment or distribution to the Trustee or to the Holders of the Debentures for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount paid or distributed therein and all other facts pertinent thereto or to this Article Nine. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any person as holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Nine, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertaining to the rights of such person under this Article Nine, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

     Section 9.06. Payments on Debentures Permitted. Nothing contained in this Article Nine or elsewhere in this Indenture, or in any of the Debentures, shall affect the obligation of the Company to make, or prevent the Company from making, at any time except as provided in Sections 9.02 and 9.03, payments at any time of principal of or interest on the Debentures.

     Section 9.07. Effectuation of Subordination by Trustee. Each Holder of Debentures, by his or her acceptance thereof, authorizes and directs the Trustee in such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article Nine and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

     Section 9.08. Knowledge of Trustee. Notwithstanding the provisions of this Article Nine or any other provisions of this Indenture, but subject to
Section 6.01, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company, any Debentureholder, any paying agent or the holder or representative of any class of Senior Indebtedness.

     Section 9.09. Trustee May Hold Senior Indebtedness. The Trustee shall be entitled to all the rights set forth in this Article Nine with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 6.12 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

     Section 9.10. Rights of Holders of Senior Indebtedness Not Impaired. No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     Section 9.11. Rights and Obligations Subject to Power of Court. The right of the holders of Senior Indebtedness and the obligations of the Trustee and the Debentureholders set forth in this Article Nine are subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness and the holders thereof with respect to the Debentures and the Holders thereof by a plan of reorganization under applicable bankruptcy law.

     Section 9.12. No Fiduciary Duties to Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to any present or future holders of Senior Indebtedness, and with respect to such holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of the covenants and obligations as are specifically set forth in this Article Nine, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be implied in this Indenture against the Trustee. The Trustee shall not be liable to any present or future holders of Senior Indebtedness if the Trustee shall in good faith pay over or distribute to or on behalf of Holders of Debentures or the Company money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Nine.


             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective seals to be hereunto affixed and attested, all as of the day and year first above written.


Attest:                                      MCA FINANCIAL CORP.


_____________________________                By: ___________________________
                                             Its: ___________________________



Attest:                                      FIRST UNION NATIONAL BANK


_____________________________                By: ____________________________
                                             Its: ____________________________

EXHIBIT A

                              [FRONT OF DEBENTURE]


                              MCA FINANCIAL CORP.
                    __% SUBORDINATED DEBENTURE, SERIES 1997
                                DUE JUNE 1, 2003


No. ________                                           $________________________

                                                                CUSIP __________


     MCA Financial Corp., a Michigan corporation (herein called the "Company"), for value received, hereby promises to pay to ___________ or registered assigns, the principal sum of _____________ Dollars on June 1, 2003, and to pay interest thereon at the rate of __% per annum, quarterly, on March 1, June 1, September 1 and December 1 of each year, commencing September 1, 1997 (each an "Interest Payment Date"), from the Date of Issue or from the most recent Interest Payment Date to which interest has been paid or duly provided, until the principal hereof is paid or made available for payment.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture hereinafter referred to, be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest, which shall be the close of business on the first day of the calendar month preceding the month in which falls an Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Registered Holder on such Regular Record Date, and may be paid to the Person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the Holders not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of interest on this Debenture will be made by check mailed to the address of the person entitled thereto as such address shall appear on the Debenture Register. Payment of the principal of this Debenture will be made at the office or agency of the Trustee maintained for that purpose in Charlotte, North Carolina, or in such other office or agency as may be established by the Company pursuant to said Indenture in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Debenture set forth on the reverse side hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee under the Indenture.

     IN WITNESS WHEREOF, the Company has caused this Debenture to be signed in its name by the manual or facsimile signature of its President or one of its Executive Vice Presidents, Senior Vice Presidents or Vice Presidents and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon, attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.


                                             MCA FINANCIAL CORP.


                                             By:___________________________

                                             Its:__________________________

[Corporate Seal]

ATTEST:

By:____________________________

Its:___________________________

This is one of the Debentures referred to in the within mentioned Indenture.

DATED:

FIRST UNION NATIONAL BANK, as Trustee


By: ___________________________________
     Authorized Signature

                             [REVERSE OF DEBENTURE]


                              MCA FINANCIAL CORP.
                    __% SUBORDINATED DEBENTURE, SERIES 1997
                                DUE JUNE 1, 2003

     This Debenture is one of a duly authorized issue of Debentures of the Company designated as its __% Subordinated Debentures Due June 1, 2003 (herein called the "Debentures"), limited in aggregate principal amount to $20,000,000 issued and to be issued under an Indenture dated as of June __, 1997 (herein called the "Indenture"), between the Company and First Union National Bank, as Trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Debentures, and the terms upon which the Debentures are, and are to be, authenticated and delivered.

     The indebtedness of the Company evidenced by the Debentures, including the principal thereof and interest thereon (including post-default interest) is, to the extent and in the manner set forth in the Indenture subordinate and junior in right of payment at all times, including upon liquidation of the Company, to the Company's obligations to holders of Senior Indebtedness and in certain events, the Trustee's fees. Each Holder of a Debenture, by acceptance hereof, agrees to and shall be bound by such provisions of the Indenture and all other provisions of the Indenture, authorizes and directs the Trustee to take such action on his behalf as may be necessary or appropriate to acknowledge or effectuate, as between the Debentureholders and the holders of the Senior Indebtedness, the subordination of this Debenture as provided in the Indenture and appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder of this Debenture, by accepting the same, agrees that each holder of Senior Indebtedness, whether created or acquired before or after the issuance of the Debentures, shall be deemed conclusively to have relied on such provisions in acquiring and continuing to hold such Senior Indebtedness.

     Except as provided hereafter in this paragraph, the Debentures are not subject to redemption at any time prior to their Stated Maturity. The Company may redeem all the Debentures at any time on or after July 1, 1999, or some of them from time to time on or after June 1, 1999, at the following redemption prices (expressed in percentages of principal amount), if redeemed during the periods indicated below, plus accrued interest to the redemption date:

              Year                                     Percentage

     July 1, 1999 through May 31, 2000 ..............   102.0%
     June 1, 2000 through May 31, 2001...............   101.0%
     June 1, 2001 and thereafter.....................   100.0%

     In addition to the foregoing optional redemption, on each March 1, commencing with March 1, 1999, upon request the Company will redeem the principal amount of this Debenture (but only up to $25,000 in any calendar year, and not more than $100,000 in the aggregate for all Holders in any calendar year, together with interest accrued to the March 1 Mandatory Redemption Date), provided that a duly made request therefor from a Holder or a deceased Holder's authorized representative has been received by the Company or the Trustee on or before the December 1 preceding such March 1 Mandatory Redemption Date, in accordance with the provisions of the Indenture, and further provided that (1) this Debenture has been registered in the Holder's name since the Date of Issue or for a period of at least six months prior to the date of the request for redemption, (2) the Trustee has been notified in writing of the request for redemption within one year after a Holder's death, and (3) the Company is not, or, after giving effect to such redemption would not be, in default under any Senior Indebtedness. On March 1 of each calendar year succeeding an initial redemption, the Company will redeem additional Debentures originally held by a Debentureholder in the principal amount of up to $25,000 (together with interest accrued to the March 1 Mandatory Redemption Date) if the Debentureholder or the authorized representative of a deceased Debentureholder duly requests such redemption on or before the December 1 preceding such March 1 Mandatory Redemption Date. When honoring requests for redemption, the Company shall give priority to requests made on behalf of deceased Debentureholders.

     If an Event of Default as defined in the Indenture shall occur and be continuing, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration and its consequences may, in certain events, be annulled by the Holders of a majority in principal amount of the Debentures Outstanding.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in aggregate principal amount of the Debentures at the time Outstanding, as defined in the Indenture. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding on behalf of the Holders of all the Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

     Subject to the last paragraph hereof, no reference herein to the Indenture and no provisions of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, places and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable on the Debenture Register of the Trustee, upon surrender of this Debenture for registration of transfer at the office or agency of the Trustee to be maintained for that purpose in Charlotte, North Carolina, or at such other office or agency as may be established by the Company for such purpose pursuant to the Indenture duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Debenture Registrar, duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Debentures are issuable only in registered form, without coupons, in denominations of $1,000 and integral multiples thereof. Debentures are exchangeable for a like aggregate principal amount of Debentures of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     No recourse shall be had for the payment of the principal of or interest on this Debenture, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplement thereto, against any incorporator, stockholder, officer or director, as such, past, present, or future, of the Company or of any successor at law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released; provided, however, that nothing herein or in the Indenture shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of shares of capital stock of the Company not fully paid up.

     Certain capitalized terms used in this Debenture which are defined in the Indenture have the meanings set forth therein.

     The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

                              [FORM OF ASSIGNMENT]


    FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto
_______________________________________________________________________________



PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

 ________
|        |
____________________________


____________________________
(Name and Address of Assignee Including Zip
Code Must be Printed or Typewritten)


____________________________

the within instrument, and all rights thereunder, hereby irrevocably constituting and appointing


_________________________________
ATTORNEY TO TRANSFER SAID instrument on the books of the Company, with full power of substitution in the premises.

Dated:____________________             _________________________________________
                                       Signature

                                       Signature Guaranteed:

                                       _________________________________________
                                       NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Instrument in every particular

NOTE: ANY TRANSFER OR ASSIGNMENT IS SUBJECT TO THE PRESENTATION OF SUCH PROOF OF VALID AND LEGAL TRANSFER OR ASSIGNMENT AS THE COMPANY MAY REQUIRE.

                         Reconciliation and Tie Sheet*
                                    between
                 Provisions of the Trust Indenture Act of 1939
                                      and
                      Indenture, Dated as of June __, 1997
                                    between
                              MCA FINANCIAL CORP.
                                      and
                     FIRST UNION NATIONAL BANK, as Trustee


                Section                                  Section of
                of TIA                                   Indenture
                -------                                  ----------
                310(a)(1) ..............................   6.08
                   (a)(2) ..............................   6.08
                   (a)(3) ..............................   Inapplicable
                   (a)(4) ..............................   Inapplicable
                      (b) ..............................   6.08, 6.09
                      (c) ..............................   Inapplicable
                   311(a) ..............................   6.12
                      (b) ..............................   6.12
                      (c) ..............................   Inapplicable
                   312(a) ..............................   6.14
                      (b) ..............................   1.08
                      (c) ..............................   1.08
                   313(a) ..............................   6.13
                   (b)(1) ..............................   6.13
                   (b)(2) ..............................   6.13
                      (c) ..............................   6.13
                      (d) ..............................   6.13
                   314(a) ..............................   8.10
                      (b) ..............................   8.02
                      (c) ..............................   1.02
                      (d) ..............................   8.11
                      (e) ..............................   1.02
                      (f) ..............................   Omitted
                   315(a) ..............................   6.01(a)
                      (b) ..............................   6.02
                      (c) ..............................   6.01(b)
                      (d) ..............................   6.01(c)
                      (e) ..............................   5.13
                316(a)(1) ..............................   5.12
                   (a)(2) ..............................   Omitted
                      (b) ..............................   5.08
                      (c) ..............................   1.07
                   317(a) ..............................   5.03, 5.04
                      (b) ..............................   8.05
                   318(a) ..............................   1.11

* This Reconciliation and Tie Sheet is not a part of the Indenture